Results of a Special Meeting of Shareholders
On April 17, 2007, May 23, 2007 and June 26, 2007 Special Meetings of Shareholders were held to vote at a Trust, Fund and Class level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposal:
1. Election of Board Members†

Nominees

Votes For

Authority
Withheld
Abstentions
Broker Non-Vote
Bruce R. Bent

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,241,943
2,057,646
0
0
William E. Viklund

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,345,375
1,954,214
0
0

Joseph D. Donnelley

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,291,691
2,007,898
0
0

Edwin Ehlert, Jr.

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,027,775
2,271,814
0
0
William J. Montgoris

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,342,842
1,956,747
0
0
Frank J. Stalzer

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,351,554
1,948,035
0
0

Ronald J. Artinian

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,314,525
1,985,064
0
0

Santa Albicocco

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,281,245
2,018,344
0
0
Stephen P. Zieniwicz

Reserve New York Municipal Money-Market Trust (formerly New York Tax-Exempt Trust)

108,352,532
1,947,057
0
0

Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.
On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Fund level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (a) to approve the retention of payments made under the "Comprehensive Fee" Investment Management Agreement, (b) to approve the retention of payments made under Distribution Plans and Distribution Agreements.
 Approval of Retention of Payments

Votes For

Votes Against

Abstentions

Broker
Non-Votes

Approval of Retention of Payments Made Under the "Comprehensive Fee" Investment Management Agreements

New York Municipal Money-Market Fund (formerly New York Tax-Exempt Fund)

111,666,273

2,480,018

1,034,049

0

Approval of Retention of Payments Made Under Distribution Plans and Distribution Agreements.

New York Municipal Money-Market Fund (formerly New York Tax-Exempt Fund)

111,842,364

2,304,658

1,023,264

0

On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Class level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes by the Class R and the Class I shareholders as to the following proposals: (1) to approve a new "Comprehensive Fee" Investment Management Agreement, (2) to amend the "Comprehensive Fee" Investment Management Agreement, (3) to approve new Distribution Plans and (4) to amend the "Distribution Plans."

1. Approval of New "Comprehensive Fee" Investment Management Agreement

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of New "Comprehensive Fee" Investment Management Agreement

New York Municipal Money-Market Fund-Class R (formerly New York Tax-Exempt Fund)

111,305,348

2,637,016

1,227,922

0
New York Municipal Money-Market Fund-Class Treasurer's Trust (formerly New York Tax-Exempt Fund)

10,055
0
0

0

0

2. Approval of Amendment to "Comprehensive Fee" Investment Management Agreement

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Amendment to "Comprehensive Fee" Investment Management Agreement

New York Municipal Money-Market Fund-Class R (formerly New York Tax-Exempt Fund)

80,955,006

3,178,112

1,048,318

29,988,850
New York Municipal Money-Market Fund-Class Treasurer's Trust (formerly New York Tax-Exempt Fund)

10,055

0

0

0

3. Approval of New Distribution Plan

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of New Distribution Plan

New York Municipal Money-Market Fund-Class R (formerly New York Tax-Exempt Fund)

111,783,361

2,319,596

1,067,328

0

4. Approval of Amendment to New Distribution Plan

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Amendment to New Distribution Plan

200,508
New York Municipal Money-Market Fund-Class R (formerly New York Tax-Exempt Fund)

81,140,861

2,699,758

1,340,816

29,988,850

On April 17, 2007, May 23, 2007 and June 26, 2007, Special Meetings of Shareholders were held to vote at a Fund level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes Fund shareholders as to the following proposal: approval of change in fundamental Investment policy.

Votes For

Votes Against

Abstentions

Broker
Non-Votes
Approval of Change in Fundamental Investment Policy

New York Municipal Money-Market Fund (formerly New York Tax-Exempt Fund)

81,009,992

2,617,247

1,564,252

29,988,850